NAREIT REITWorld Investor Presentation November 15 – 16, 2016

1 Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to execute on our strategy, our ability to return value to our stockholders, the availability of cash flow from operating activities to fund distributions and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward- looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner. Forward Looking Statements

2 Company Snapshot Non-traded public REIT founded in 2004. Independent & fully internalized/self-managed as of January 1, 2015 88 open-air shopping centers / 15.1 million sq. ft. with a Sunbelt concentration(1) 56% of gross leasable area (“GLA”) consists of grocery anchored centers(2) 69% of GLA consists of power centers / 31% strip centers Occupancy – 95%(3) / Average Base Rent (“ABR”) - $15.41(4) Flexible capital structure with well-staggered maturities (1) The analysis includes retail properties owned and IAGM JV as of 9/30/2016. GLA and metrics excludes properties under development/redevelopment (2) % Grocery Anchored displays % of portfolio GLA with a grocery component (on a lease or shadow anchored). (3) Occupancy includes ground and specialty leases. (4) ABR is GAAP ABR per SF and includes ground rent and excludes specialty leases.

3 Our Journey to a Pure-Play Retail Platform 20 13  $460 million apartment portfolio sale to  Completed $1.8 billion sale of net lease (non-core) assets to 20 14  $395 million modified “Dutch Auction” tender offer(Repurchased shares at high-end of the range and all shares properly tendered were repurchased)  $1.1 billion sale of select service lodging portfolio to joint venture between  Internalized management and began implementing best-in-class systems On 12/31/2012, our $12.7 billion diversified portfolio of assets consisted of 794 retail, office, industrial, prison & charter school properties, 5,311 apartment units, 5,212 student housing beds, 16,345 hotel rooms, certain JVs and marketable securities.

20 15  Spin-off & listing of Xenia on the NYSE  Implemented independent brands and business plans for multi-tenant retail and student housing platforms  As of 2015, total portfolio repositioning (acq. & sales) since 2012 = approx. $4.6B(Not including Xenia) 20 16  Spin-off of “non-core” assets into Highlands REIT, Inc. Highlands is a stand-alone, independent, non-traded REIT.  Sale of student housing platform for gross sales price of $1.4 billion  Added 3 new Board members with retail and real estate experience  Share buyback in place – Modified “Dutch Auction” tender offer. 4 2015 to 2016 Continued Evolution a Retail REIT (1) This presentation is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The full details of the modified “Dutch Auction” tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will publish, send or give to stockholders upon commencement of the tender offer, and file with the SEC. Stockholders are urged to read carefully the offer to purchase, the letter of transmittal and other related materials when they become available because they contain important information, including the terms and conditions of the Offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials after they are filed by the Company with the SEC at the SEC’s website at www.sec.gov. Each stockholder should consult with its tax advisor, broker, dealer, commercial bank, trust company, custodian or other nominee to evaluate the consequences of tendering or selling Shares in the Offer.

Strong Fundamentals for Open-Air Retail Centers Retail supply remains at historic lows High occupancy rates continue with solid demand from small shops & specialty grocers opening up new stores Pure-play online retailers opening up brick & mortar stores Discounters & off-price concepts are increasing store counts 5

6 Focus on Transformation of Portfolio Continues Total(1) Strategic Retail Portfolio(1) Non-Strategic Retail Portfolio(1) Properties 88 61 27 Gross GLA (2) 15.1M 10.6M 4.5M % Economic Occupancy 95% 97% 90% % Grocery Anchored(3) 56% 65% 35% ABR per SF(3) $15.41 $15.92 $14.13 3-Mile Population ~77K ~79K ~74K 3-Mile Average HHI ~$83K ~89K ~71K (1) The analysis includes retail properties owned and IAGM JV as of 9/30/2016. GLA and metrics excludes properties under development/redevelopment (2) Includes ground leases and specialty leases (3) % Grocery Anchored displays % of portfolio GLA with a grocery component (on a lease or shadow anchored).. (4) ABR is GAAP ABR per SF and includes ground rent and excludes specialty leases.

7 Market Presence – Concentration on Demographics 88 15.1 # of Properties Million Retail Sq. Ft. As of 09/30/16, includes IAGM JV

8 Focused on Growth Sunbelt Markets Our Top Markets by Gross Leasable Area (GLA) as of 9/30/16(1) (1) The analysis includes retail properties wholly owned and those owned with IAGM JV as of 9/30/2016 (2) Source: Green Street Advisors, as of 09/30/16 13.5% 11.1% 7.9% 6.9% 5.4% 5.3% 5.1% 4.3% 3.8% 3.2% 0.0% 4.0% 8.0% 12.0% 16.0% Houston Dallas Atlanta Raleigh San Antonio Austin Oklahoma City Denver Tampa Orlando Job Growth (‘16 – ’20E)2 5.2% 11.8% 8.5% 10.5% 9.5% 13.77% 5.7% 10.6% 9.6% 13.2% Pop. Growth (‘16 – ’20E)2 9.6% 9.9% 7.8% 9.8% 9.6% 13.3% 4.8% 9.4% 7.6% 10.6% Demographics for Top 50 Strip Center Markets in the U.S. (‘16 – ’20E): (2) Job Growth – 7.1% / Population Growth – 5.3%

9 Staggered Lease Renewals & High Quality Tenants 11.8% 13.2% 15.5% 12.4% 12.2% 2017 2018 2019 2020 2021 0.0% 5.0% 10.0% 15.0% 20.0% Lease Expiration by % of Total Annualized Rent As of 09/30/16, includes IAGM JV Diversified and Balanced Tenant Concentration (by GLA) 5.9% 4.2% 3.3% 2.4% 2.4% 3.0% 2.5% 2.5%

10 Driving Future Growth Through Selective Investment Strategy Simple, Focused & Disciplined Exit Markets with Insufficient Asset Concentration Sell Non-Strategic Assets with Low Growth Potential Invest In Open- Air Centers • Grocery- anchored • Power centers Invest in Markets w/ Strong Demographics • Job, wage & population growth Source Off- Market Transactions Through our Local Market Presence Acquire Properties that Drive NAV & Enhance NOI Growth Invest in Redevelopment Opportunities

11 Investment Strategy Execution Date Range: 1/1/15 to 11/7/2016 Acquisitions (1) Dispositions (1) Number of Properties 13 38 GLA (2) 2.2M Average (~169K) 3.9M Average (~102K) Occupancy (3) 96% 92% ABR per SF(4) $17.71 $13.14 (1) The analysis includes retail properties owned and IAGM JV as of 11/7/2016 (2) Includes ground lease square footage (3) Includes ground leases, excludes specialty leasing (4) ABR is cash ABR per SF and excludes ground / specialty leases.

12 Recent Acquisitions – Upgrading the Portfolio Old Grove Marketplace • Oceanside, CA (San Diego) • Acquired August 2016 • Ralph’s anchored • 91% occupied • 81K sq. ft. • 3-mile Avg. Income - $68,000 • 3-mile Population – 113,000 Northcross Commons • Charlotte, NC • Acquired Oct. 2016 • Whole Foods anchored • 89% occupied • 61K sq. ft. • 3-mile Avg. Income - $82,500 • 3-mile Population – 52,300 Windward Commons • Alpharetta, GA • Acquired August 2016 • Kroger anchored • 99% occupied • 117K sq. ft. • 3-mile Avg. Income - $99,000 • 3-mile Population – 42,000

13 Long-Term Balance Sheet Management Structure liabilities to reduce cyclical pressures Well-staggered debt maturities Increase unencumbered asset base Maintain flexibility and access to a variety of capital Use dispositions and student housing sale as a source of capital Shape capital structure to facilitate investment grade rating

14 Balance Sheet Metrics As of Sept. 30, 20161 Total Debt / Total Assets 26.6% Weighted Avg. Interest Rate 4.37% Weighted Avg. Maturity 3.71 years Unsecured Credit Facility Availability $450M $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 Thereafter Manageable Debt Maturities as of 9/30/16 Term Loan IVT Share of JV Debt Wholly Owned

Strategy Moving Forward as a Pure-Play Retail REIT Focus and drive value as a pure-play retail platform Concentrate investment capital in high job & population growth markets - Sunbelt focused Opportunistically sell non-strategic retail properties Continue to strengthen our balance sheet and capital structure Remain committed to creating stockholder value 15

Appendix

17 InvenTrust Executive Team Tom McGuinness President & CEO 35 years in commercial real estate industry including several leadership positions with notable industry associations. McGuinness was appointed as a director of InvenTrust in Feb. 2015, Chief Executive Officer in Nov. 2014 and has served as President since the Company initiated its self- management transactions in March 2014. He is a licensed Real Estate Broker in the State of Illinois and holds CLS and CSM accreditations from the International Council of Shopping Centers. Michael Podboy EVP, CFO & CIO Podboy’s real estate and retail experience is evidenced by his many industry leadership roles. He is Executive Vice President – Chief Financial Officer, Chief Investment Officer and Treasurer for InvenTrust, a role he assumed in Nov. 2015. Prior to that, he was Executive Vice President – Chief Investment Officer since Nov. 2014 and EVP – Investments from March 2014 to Nov. 2014. Before coming to InvenTrust Podboy was a senior manager in the real estate division for KPMG. Dave Collins EVP, Portfolio Mgmt. Collins has an extensive background in real estate and financial management. He is EVP, Portfolio Management for InvenTrust, a position he has held since Jan. 2015. Collins joined the Company in Oct. 2014 as SVP of Asset Management and Leasing. Prior to that he held roles as SVP of asset and property management for American Realty Capital Properties and SVP of development/asset management for the Carlyle Development Group. Nicole Grimaldi SVP, Capital Markets & Corporate Finance Grimaldi joined InvenTrust in 2011 and has more than 16 years of commercial real estate experience in varying roles involving debt and equity investments, asset mgmt., and the monetization of complex real estate transactions across all asset classes. Prior to joining InvenTrust, she served as Managing Director at the Private Bank, where she oversaw a portfolio of commercial real estate loan investments.